                                                        PROSPECTUS - MAY 1, 2004

Morgan Stanley

                                                   VARIABLE INVESTMENT SERIES
                                                   THE DIVIDEND GROWTH PORTFOLIO
                                                   THE EQUITY PORTFOLIO
                                                   THE S&P 500 INDEX PORTFOLIO

                                                                         CLASS Y


Morgan Stanley Variable Investment Series is a mutual fund comprised of 15 separate Portfolios, each with its own distinctive investment objective(s) and policies. In this prospectus, shares of the following Portfolios are being offered:

The Dividend Growth Portfolio
The Equity Portfolio
The S&P 500 Index Portfolio

Shares of each Portfolio are offered exclusively to certain life insurance company separate accounts in connection with particular variable life insurance and/or variable annuity contracts they issue. The insurance company separate accounts invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

This PROSPECTUS must be accompanied by a current prospectus for the variable life insurance and/or variable annuity contracts issued by the applicable life insurance company.


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

                              Contents

Eligible Investors                                                                                1

The Portfolios                THE DIVIDEND GROWTH PORTFOLIO                                       2
                              THE EQUITY PORTFOLIO                                                5
                              THE S&P 500 INDEX PORTFOLIO                                         8

Additional Investment
Strategy Information                                                                             11

Additional Risk Information                                                                      12

Portfolio Management                                                                             16

Shareholder Information       PRICING FUND SHARES                                                17
                              PLAN OF DISTRIBUTION                                               17
                              DISTRIBUTIONS                                                      17
                              TAX CONSEQUENCES                                                   18

Financial Highlights                                                                             20

         THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

Eligible Investors

Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. In this Prospectus, shares of three Portfolios are being offered. The Fund's other Portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts").

Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

The Dividend Growth Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVES

The Dividend Growth Portfolio seeks to provide reasonable current income and long term growth of income and capital.

[GRAPHIC]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio.

The Portfolio may invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities). The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange). The Portfolio may utilize forward foreign currency exchange contracts.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

Another principal risk relates to the Portfolio's investments in foreign securities. In particular, foreign security investments may be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001      -5.42%
 '02     -18.23%
 '03      27.52%

YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 1.37%.

During the period shown in the bar chart, the highest return for a calendar quarter was 17.25% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.10% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

                                                             LIFE OF PORTFOLIO
                                           PAST 1 YEAR       (SINCE 06/05/00)
------------------------------------------------------------------------------
The Dividend Growth Portfolio               27.52%               1.69%
S&P 500 Index(1)                            28.68%              -6.06%

(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[GRAPHIC]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Management fee                                        0.57%

Distribution and service (12b-1) fees                 0.25%

Other expenses                                        0.02%

Total annual Portfolio operating expenses             0.84%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

                              EXPENSES OVER TIME
                    -----------------------------------
                    1 YEAR   3 YEARS  5 YEARS  10 YEARS
                    -----------------------------------
                     $ 86     $ 268    $ 466    $ 1,037

The Equity Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVES

The Equity Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Manager to have potential for superior growth. As a secondary objective the Equity Portfolio seeks income but only when consistent with its primary objective.

[GRAPHIC]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in equity securities and securities convertible into equity securities. In selecting investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., may employ valuation models based on various economic and market indicators. The Investment Manager currently utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at which stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's or AA or better by S&P, U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.

The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depositary Receipts.

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions. Stocks of small- and medium-capitalization companies in which the Portfolio may invest pose greater risk of volatility than is customarily associated with larger established companies as well as certain other additional risks. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than that of a fund which places greater emphasis on individual companies.

Another principal risk relates to the Portfolio's investments in fixed-income securities. Fixed-income securities involve credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001     -27.07%
 '02     -21.45%
 '03      22.55%

YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 2.81%.

During the period shown in the bar chart, the highest return for a calendar quarter was 11.66% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -20.89% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

                                                     LIFE OF PORTFOLIO
                                    PAST 1 YEAR      (SINCE 06/05/00)
----------------------------------------------------------------------
The Equity Portfolio                 22.55%              -10.46%
S&P 500 Index(1)                     28.68%               -6.06%

(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R) INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GOUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[GRAPHIC]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Management fee                                        0.50%

Distribution and service (12b-1) fees                 0.25%

Other expenses                                        0.02%

Total annual Portfolio operating expenses             0.77%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

                                 EXPENSES OVER TIME
                       -----------------------------------
                       1 YEAR   3 YEARS  5 YEARS  10 YEARS
                       -----------------------------------
                       $  79     $  246   $  428   $  954

The S&P 500 Index Portfolio

[GRAPHIC]

INVESTMENT OBJECTIVE

The S&P 500 Index Portfolio seeks to provide investment results that, before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the Standard & Poor's(R) 500 Composite Stock Price Index ("S&P 500 Index").

[GRAPHIC]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in common stocks included in the S&P 500 Index. The "Investment Manager," Morgan Stanley Investment Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents five percent of the Index, the Investment Manager typically will invest the same percentage of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The Portfolio may invest in foreign companies that are included in the S&P 500 Index.

The Portfolio may purchase and sell stock index futures to simulate investment in the S&P 500 Index. Generally stock index futures may be employed to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes.

The Portfolios may invest in Standard & Poor's Depositary Receipts, referred to as "SPDRs" (and also known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. The Portfolio may invest up to 10% of its total assets in the aggregate in SPDRs.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the S&P 500 Index Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

[GRAPHIC]

SUMMARY OF PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company, as well as general market, economic and political conditions.

Another risk of investing in the Portfolio arises from its operation as a "passively" managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Portfolio's securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell (redeem) Portfolio shares.

The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing which will be borne by the Portfolio and any incremental operating costs borne by the Portfolio (E.G., management fee, transfer agency and accounting costs). Accordingly, the performance of the Portfolio may not correlate directly with the performance of the S&P 500 Index.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[GRAPHIC]

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the S&P 500 Index Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past three calendar years.

[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -12.53%
 '02    -22.67%
 '03     27.54%

YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2004 WAS 1.58%.

During the period shown in the bar chart, the highest return for a calendar quarter was 15.30% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -17.43% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

                                                     LIFE OF PORTFOLIO
                                    PAST 1 YEAR      (SINCE 06/05/00)
----------------------------------------------------------------------
The S&P 500 Index Portfolio            27.54%             -6.76%

S&P 500 Index(1)                       28.68%             -6.06%

(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[GRAPHIC]

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2003. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES

Management fee                                        0.40%

Distribution and service (12b-1) fees                 0.25%

Other expenses                                        0.06%

Total annual Portfolio operating expenses             0.71%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
                 -----------------------------------
                 1 YEAR   3 YEARS  5 YEARS  10 YEARS
                 -----------------------------------
                  $ 73     $ 227    $ 395    $ 883

Additional Investment Strategy Information

This section provides additional information relating to each Portfolio's principal investment strategies.

Investment Discretion. In pursuing each Portfolio's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies, while not using others.

Defensive Investing. The Dividend Growth Portfolio and The Equity Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

Investment Policies. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require a Portfolio to sell any portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

Portfolio Turnover. Each Portfolio, other than the S&P 500 Index Portfolio, may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows recent portfolio turnover rates for each Portfolio. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

Additional Risk Information

This section provides additional information relating to the principal risks of investing in the Portfolios.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                      * * *

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described. See "The Portfolios" for a description of the investments which each Portfolio may make.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity) are typically subject to greater price fluctuations than comparable securities that pay interest). Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially.

Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Manager in the selection of fixed-income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the

Investment Manager will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

U.S. Government Securities. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Convertible Securities. A Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock), may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality.

Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Small- & Medium-Capitalization Companies. A Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Futures. If a Portfolio invests in stock index futures or options on stock index futures, its participation in these markets would subject the Portfolio to certain risks. If the Investment Manager's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

Forward Foreign Currency Exchange Contracts. A Portfolio's participation in forward foreign currency exchange contracts also involves risks. If the Investment Manager employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

Portfolio Management

MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and had approximately $110 billion in assets under management or administration as of March 31, 2004.

Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2003, each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.

                                                    MANAGEMENT FEES AS A
                                                   PERCENTAGE OF AVERAGE
NAME OF PORTFOLIO                                    DAILY NET ASSETS
------------------------------------------------------------------------
The Dividend Growth Portfolio                               0.57%
The Equity Portfolio                                        0.50%
The S&P 500 Index Portfolio                                 0.40%(1)

(1) THE INVESTMENT MANAGER HAD PREVIOUSLY UNDERTAKEN TO CAP TOTAL EXPENSES OF THE S&P 500 INDEX PORTFOLIO (OTHER THAN BROKERAGE AND 12b-1 FEES) AT 0.50% OF AVERAGE DAILY NET ASSETS. EFFECTIVE MAY 1, 2004, THE INVESTMENT MANAGER HAS REDUCED THE COMPENSATION PROVIDED FOR UNDER ITS MANAGEMENT AGREEMENT TO 0.20% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND HAS PERMANENTLY UNDERTAKEN TO CAP TOTAL EXPENSES OF THE PORTFOLIO (OTHER THAN BROKERAGE AND 12b-1 FEES) AT 0.40% OF AVERAGE DAILY NET ASSETS.

The Investment Advisor and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Portfolios) to affiliates and/or certain insurance companies or other financial institutions in connection with the sale, distribution, retention and/or servicing of shares of the Portfolios. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliates, insurance companies or other financial institutions with incentive to favor sales of the Portfolios' shares over other investment options. Any such payments will not change the net asset value or the price of the Portfolios' shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios of the Fund.

Dividend Growth Portfolio -- The Portfolio is managed within the Dividend Growth team. Current members of the team include Sean Aurigemma and John Roscoe, Executive Directors of the Investment Manager.

Equity Portfolio -- The Portfolio is managed within the Sector Rotation team. Current members of the team include Michelle Kaufman, a Managing Director of the Investment Manager, and Alison E. Williams, an Executive Director of the Investment Manager.

S&P 500 Index Portfolio -- The Portfolio is managed within the Index team. Kevin Jung, an Executive Director of the Investment Manager, is a current member of that team.

Shareholder Information

[GRAPHIC]

PRICING FUND SHARES

The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value for each Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of each Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

PLAN OF DISTRIBUTION

Each Portfolio has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares of each Portfolio are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of each Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows each Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of each Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DISTRIBUTIONS

Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:

                                                                       NET REALIZED
                                                                       CAPITAL GAINS
                                  DIVIDENDS                            DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH AND EQUITY        Declared and paid quarterly          Declared and paid at least once per
PORTFOLIOS                                                             year

S&P500 INDEX PORTFOLIO            Declared and paid at least once      Declared and paid at least once per
                                  per calendar year                    year

[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

                 (This page has been intentionally left blank.)

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each Portfolio's Class Y shares for the periods indicated. In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report for the Morgan Stanley Variable Investment Series, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                         NET ASSET
                           VALUE             NET           NET REALIZED        TOTAL FROM
                         BEGINNING       INVESTMENT       AND UNREALIZED       INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31   OF PERIOD      INCOME (LOSS)       GAIN (LOSS)        OPERATIONS        SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH

CLASS Y SHARES
2000(a)                 $      17.79   $          0.12*   $          0.62    $          0.74    $         (0.22)
---------------------------------------------------------------------------------------------------------------
2001                           14.49              0.22*             (1.01)             (0.79)             (0.23)
---------------------------------------------------------------------------------------------------------------
2002                           13.47              0.22*             (2.66)             (2.44)             (0.22)
---------------------------------------------------------------------------------------------------------------
2003                           10.81              0.19*              2.75               2.94              (0.20)
---------------------------------------------------------------------------------------------------------------
EQUITY

CLASS Y SHARES
2000(a)                        49.12              0.21*             (1.68)             (1.47)             (0.24)
---------------------------------------------------------------------------------------------------------------
2001                           39.66              0.06*            (10.09)            (10.03)             (6.89)
---------------------------------------------------------------------------------------------------------------
2002                           22.64              0.03*             (4.89)             (4.86)             (0.03)
---------------------------------------------------------------------------------------------------------------
2003                           17.75              0.02*              3.98               4.00              (0.03)
---------------------------------------------------------------------------------------------------------------

S&P 500 INDEX

CLASS Y SHARES
2000(a)                        13.47              0.04*             (1.34)             (1.30)             (0.07)
---------------------------------------------------------------------------------------------------------------
2001                           12.04              0.08*             (1.58)             (1.50)             (0.10)
---------------------------------------------------------------------------------------------------------------
2002                           10.44              0.08*             (2.44)             (2.36)             (0.08)
---------------------------------------------------------------------------------------------------------------
2003                            8.00              0.09*              2.10               2.19              (0.08)
---------------------------------------------------------------------------------------------------------------

(a)  FOR THE PERIOD JUNE 5, 2000 (ISSUE DATE) THROUGH DECEMBER 31, 2000.

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                               TOTAL            NET ASSETS
                         DISTRIBUTIONS      DIVIDENDS AND     NET ASSET VALUE                           END OF PERIOD
YEAR ENDED DECEMBER 31  TO SHAREHOLDERS     DISTRIBUTIONS      END OF PERIOD      TOTAL RETURN+           (000'S)
----------------------------------------------------------------------------------------------------------------------
DIVIDEND GROWTH

CLASS Y SHARES
2000(a)                 $         (3.82)   $         (4.04)   $         14.49               7.65(1)%   $        19,083
----------------------------------------------------------------------------------------------------------------------
2001                                 --              (0.23)             13.47              (5.42)               60,393
----------------------------------------------------------------------------------------------------------------------
2002                                                    --              (0.22)             10.81        (18.23) 70,844
----------------------------------------------------------------------------------------------------------------------
2003                                 --              (0.20)             13.55              27.52               118,445
----------------------------------------------------------------------------------------------------------------------
EQUITY

CLASS Y SHARES
2000(a)                           (7.75)             (7.99)             39.66              (3.99)(1)            31,903
----------------------------------------------------------------------------------------------------------------------
2001                              (6.99)             22.64                                              (27.07) 61,110
----------------------------------------------------------------------------------------------------------------------
2002                                                    --              (0.03)             17.75        (21.45) 64,829
----------------------------------------------------------------------------------------------------------------------
2003                                 --              (0.03)             21.72              22.55               100,400
----------------------------------------------------------------------------------------------------------------------

S&P 500 INDEX

CLASS Y SHARES
2000(a)                           (0.06)             (0.13)             12.04              (9.73)(1)            12,724
----------------------------------------------------------------------------------------------------------------------
2001                                                    --              (0.10)             10.44        (12.53) 46,134
----------------------------------------------------------------------------------------------------------------------
2002                                                    --              (0.08)              8.00        (22.67) 62,977
----------------------------------------------------------------------------------------------------------------------
2003                                 --              (0.08)             10.11              27.54               133,144
----------------------------------------------------------------------------------------------------------------------

                               RATIOS TO AVERAGE NET ASSETS
                        ------------------------------------
                                                                 PORTFOLIO
                                              NET INVESTMENT      TURNOVER
YEAR ENDED DECEMBER 31     EXPENSES           INCOME (LOSS)         RATE
------------------------------------------------------------------------------
DIVIDEND GROWTH

CLASS Y SHARES
2000(a)                            0.79(2)%             1.59(2)%            34%
------------------------------------------------------------------------------
2001                               0.80                 1.61                19
------------------------------------------------------------------------------
2002                               0.82                 1.73                21
------------------------------------------------------------------------------
2003                               0.84                 1.67                42
------------------------------------------------------------------------------
EQUITY

CLASS Y SHARES
2000(a)                            0.75(2)              0.85(2)            402
------------------------------------------------------------------------------
2001                               0.76                 0.30               329
------------------------------------------------------------------------------
2002                               0.76                 0.11               223
------------------------------------------------------------------------------
2003                               0.77                 0.13               210
------------------------------------------------------------------------------

S&P 500 INDEX

CLASS Y SHARES
2000(a)                            0.71(2)              0.60(2)              3
------------------------------------------------------------------------------
2001                               0.71                 0.70                 4
------------------------------------------------------------------------------
2002                               0.71                 0.90                 5
------------------------------------------------------------------------------
2003                               0.71                 1.06                 0
------------------------------------------------------------------------------

Morgan Stanley Variable Investment Series

         The Dividend Growth Portfolio
         The Equity Portfolio
         The S&P 500 Index Portfolio


- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)